TwoRiver BANCORP

Investor Presentation

Second Quarter 2013

William D. Moss, President and CEO
A. Richard Abrahamian, EVP and CFO
Alan B. Turner, EVP and SLO - Two River Community Bank

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence, strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as "expect," "look," "believe," "anticipate," "may," "will," "should," "projects" or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements, and no undue reliance should be placed on any forward-looking statement.

Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; passage by Congress of a law which unilaterally amends the terms of the Treasury's preferred stock investment in the Company in a way that adversely affects the Company; stronger competition from banks, other financial institutions and other companies; changes in loan, investment and mortgage prepayment assumptions; insufficient allowance for credit losses; a higher level of net loan charge-offs and delinquencies than anticipated; material adverse changes in the Company's operations or earnings; a decline in the economy in the Company's primary market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume; changes in laws and regulations, including issues related to compliance with anti-money laundering and the bank secrecy act laws; adoption, interpretation and implementation of new or pre-existing accounting pronouncements; operational risks, including the risk of fraud by employees or outsiders; and the inability to successfully implement new lines of business or new products and services.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company's actual results to be materially different than those described in the Company's periodic filings with the Securities and Exchange Commission ("SEC"). For a list of other factors which could affect the Company's results, including earnings estimates, see the Company's filings with the SEC, including "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" and its "Forward-Looking Statements" section set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The statements in this investor presentation are made as of the date of this investor presentation, even if subsequently made available by the Company on its website or otherwise. No undue reliance should be placed on any forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

TWO RIVER BANCORP

Company Profile

- Two River Bancorp was formed in 2006 as the holding company for Two River Community Bank, which was established in 2000
- $736 million commercial bank headquartered in Monmouth County, NJ
- Seasoned management and lending team along with an engaged Board of Directors from local business communities
- Focus on Business banking, including a fast-growing Private Banking Division (medical practitioners and business owners) and SBA lending
  - Relationship-based lender
- 5 loan production offices in Monmouth, Union and Middlesex counties of NJ (Summit, New Brunswick, Piscataway, East Brunswick and Freehold)
- 14 branches (10 in Monmouth County and 4 in Union County)
- 95% of deposits core, with 20% non-interest bearing demand

TwoRiver BANCORP

Recent Initiatives

- Announcement of Share Repurchase Program in January 2013
- Commences first ever quarterly cash dividend in April 2013
  - Instituted DRIP in 3Q'13
- Holding company name change to Two River Bancorp along with stock symbol to TRCB, effective June 28, 2013
  - Creates greater awareness and brand recognition between the Company and Bank
- Establishment of full-service title agency to provide title insurance for internal and external commercial transactions in an effort to improve fee income

TwoRiver BANCORP

Recent Initiatives

(continued)

- Established 3 additional LPOs (Piscataway, Freehold and East Brunswick) in 2Q'13, all staffed with experienced loan officers
- Plan to replace our New Brunswick LPO with a full-service branch in 4Q'13
- Opened a new state-of-the-art full service branch in Red Bank, NJ
- Closed 2 branches in 2Q'13 in an effort to align our strategic growth plans with optimizing branch profitability
  - Anticipate annual pre-tax expense savings of approximately $290,000

Experienced Executive Management Team

Management transition took place in 2010

	Title	Years in Banking	Years with TRCB
William D. Moss	President and CEO	33	13 (since inception)
A. Richard Abrahamian	EVP and Chief Financial Officer	29	3
Alan B. Turner	EVP and Senior Loan Officer – Two River Community Bank	28	13

Shareholder Data
as of 8/20/13

- NASDAQ symbol: TRCB
- Market Cap - $61.1 million
- $0.02 quarterly cash dividend (initiated 1Q'13)
- Price / TBV – 96.4%
  Price / LTM EPS – 13.5x
- Daily average share volume (52 weeks) - 3,894
- Shares outstanding – 8.1 million
  - Public Float – 6.8 million (84.2%)
- Ownership:
  - 75.1% Retail
  - 15.8% Insider
  - 9.1% Institutional

Source: SNL Financial

TwoRiver BANCORP

Investment Appeals

- Strong Net Interest Margin [1]
  - Company ranks 6th in net interest margin out of 25 peer NJ Banks as of 6/30/13
  - Yield on earning assets ranks 15th while cost of interest bearing liabilities ranks 10th as of 6/30/13

- Attractive Deposit Mix
  - Core deposits comprise over 95% of deposit base
  - 20% of deposits consist of non-interest bearing demand
    - Company ranks 7th out of 25 in non-interest checking balances as of 6/30/13 [1]
  - Stable low deposit cost of funds - 0.54% for 2Q'13

- Appealing Market Demographics
  - Above average household incomes
  - Densely populated market areas
  - Exceptionally strong medical service industry

- Private Banking Market Focus

[1] NJ banks with assets from $300 million to $1.5 billion

TwoRiver BANCORP

Market Challenges

- Continued high unemployment levels, though improving
- Real estate appraisal value pressures
- Consumer and business deleveraging
- Regulatory demands and costs
- Prolonged low interest rate environment

TwoRiver BANCORP

Branch/LPO Network


Hudson
Union
SUMMIT
Loan Production Office
FANWOOD
WESTFIELD (2)
South Ave.
Elm St.
CRANFORD
Somerset
PISCATAWAY
Loan Production Office
NEW BRUNSWICK
Loan Production Office
NEW BRUNSWICK
EAST BRUNSWICK
Loan Production Office
Middlesex
Mercer
PORT MONMOUTH
ATLANTIC HIGHLANDS
NAVESINK
MIDDLETOWN
RED BANK
TINTON FALLS (2)
Asbury Ave.
Shrewsbury Ave.
Headquarters
Shrewsbury Ave.
WEST LONG BRANCH
Monmouth
FREEHOLD
Loan Production Office
ALLAIRE AIRPORT
MANASQUAN

TwoRiver BANCORP

Marketplace Opportunities

- Historically, we have been able to capitalize on opportunities resulting from consolidation activity or disruption in our market area
  - Attract deposit and loan customers seeking higher service levels
  - Service fee structure of larger banks becoming cost prohibitive for the smaller business and retail customer
  - Poor service execution by larger institutions
- Positive economic recovery from Superstorm Sandy and redevelopment of former Fort Monmouth army base site

New Jersey Demographics

- NJ is #2 in median household income - $66,950
  - Monmouth County is ranked 5th in NJ
  - Middlesex County is ranked 7th in NJ
- NJ is #3 in per capita income - $33,924
  - Monmouth County is #5 in NJ
  - Middlesex County is #9 in NJ
- NJ is #2 in population density
  - Union County is ranked 3rd in NJ

Note: Data as of 2012; rankings in NJ based on 21 counties

Source: SNL Financial

TwoRiver Bancorp

Appealing Business Opportunities

Current counties of operation:

County	State	Total Market Deposits ($M) [1]	State Rank [2]	# of Small Businesses [3]
Monmouth	NJ	$18,760	#7	31,100
Middlesex	NJ	$24,235	#4	32,674
Union	NJ	$20,221	#6	22,814

(1) Data as of June 30, 2012

(2) Rankings in NJ based on 21 counties

(3) Data as of 2012; Small businesses defined as those with less than 100 employees and $15 million in sales

Source: SNL Financial

TwoRiver BANCORP

Loan Portfolio

(dollars in millions)



$600
$500
$400
$300
$200
$100
$0
$513
$513
$530
$571
$580
$60
$56
$49
$38
$34
$19
$21
$19
$21
$24
$270
$305
$312
$323
$340
$70
$32
$49
$87
$90
$94
$99
$101
$102
$92
2009
2010
2011
2012
2Q2013
Consumer
Real Estate Residential
Real Estate Commercial
Real Estate Construction
Commercial & Industrial

Loan Mix



4%
6%
16%
15%
59%

TwoRiver BANCORP

Commercial Lending

As of June 30, 2013

Commercial Real Estate

- Portfolio totals $340 million
- Legal lending limit - $12.5 million
- 100% of portfolio is secured by NJ properties
- Average commercial loan size approximately $660,000
- Average LTV at origination was less than 75%
- Approximately 56% of portfolio is owner-occupied
- More than 96% carries personal guarantees
- Conservative underwriting parameters on debt-service coverage ratios and real estate valuations

Commercial Real Estate Concentration

As of June 30, 2013


Retail, 4%
Office Bldg, 14%
Mixed, 8%
Comm'l Bldg, 18%
Owner Occupied, 56%

Two River Bancorp

Commercial Lending
(continued)

Commercial and Industrial

- Portfolio totals $92 million
- Relationship banking with deposit focus
- Average loan size approximates $155,000
- Most commercial loans supported by personal guarantees and by collateral, including:
  - First and second liens on residential and/or commercial properties
  - Liquid assets, such as marketable securities
  - Business assets (i.e. inventory, accounts receivable, equipment)
- Private Banking Division formed in 2008
  - Targets primarily medical practitioners along with business owners and high net worth individuals
- Established Small Business Administration unit during 2010
  - Earned Preferred Lender Status in 4Q'11

TwoRiver BANCORP

Construction Lending

As of June 30, 2013

- Portfolio totals $90 million, representing 16% of total loans
  - Total commitments exceed $120 million
- Improving market conditions reflected in increased construction volume along with various types of commercial projects
- Reduced speculative development and land exposure beginning in 2008
- New construction loans follow conservative underwriting with identified takeout sources in place

Consumer Lending

As of June 30, 2013

- Portfolio totals $34 million (80% home equity)
- 100% in State of NJ
- Underwriting criteria remains focused on lower debt to income ratios and loan to value requirements

TwoRiver BANCORP

Residential Lending

As of June 30, 2013

- Portfolio totals $24 million
- Mortgages retained have strong underwriting characteristics with low loan to value and debt to income ratios
- Primary function is to originate and sell, with servicing released (fee-based)
  - No interest rate or credit exposure risk

Asset Quality Metrics

As of June 30, 2013

NPA's to Total Assets [1]



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.48%
2.29%
TRCB
U.S. Banks $500M - $1B Index

Net C/O's to Avg Loans [2]



0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.08%
0.41%
TRCB
U.S. Banks $500M - $1B Index

[1] NPA's defined as non-accrual loans, 90+ past due and still accruing and OREO

[2] 1st 6 months 2013 annualized

Source: SNL Financial

TwoRiver BANCORP

Loan Credit Metrics

(dollars in millions)

At or for Six Months June 30, 2013	Outstanding Loans	NPA's [1]	NPA's as % of Outstanding
C & I	$91.6	$0.7	0.74%
R/E - Construction	$90.0	-	-
R/E - Commercial	$339.5	$6.8	2.00%
R/E - Residential	$24.1	-	-
Consumer	$34.4	$1.8	5.17%
OREO	-	$1.6	-
TOTAL	**$579.6**	**$10.9**	**1.87%**

[1] NPA's defined as non-accrual loans, 90+ past due and still accruing and OREO

Investment Portfolio

As of June 30, 2013

- Portfolio totals $74.6 million (10.1% of total assets)
- 62% of portfolio guaranteed by U.S. Gov't Agencies, GSEs
- Primarily used for liquidity purposes
- One impaired security
  - Pooled trust preferred - $192k balance
- Tax-equivalent yield: 2.13%
- Weighted average life: 4.6 years



9%
3%
6%
26%
56%
Agencies ($4m)
Munis ($20m)
MBS/CMO ($42m)
Corporates ($7m)
CRA Fund ($2m)

TwoRiver BANCORP

Deposits

(dollars in millions)



$800
$600
$400
$200
$0
$535
$524
$554
$607
$605
$70
$44
$190
$103
$56
$73
$77
$52
$194
$91
$56
$54
$88
$60
$208
$84
$61
$53
$113
$94
$224
$76
$56
$44
$118
$90
$237
$75
$53
$32
2009
2010
2011
2012
2Q2013
DDA
NOW
Savings
MMDA
Time < $100K
Time > $100K

Deposit Mix



5%
9%
12%
39%
15%
20%

Core deposits represent 95% of total deposits

TwoRiver BANCORP

Demand Deposits

(dollars in millions)



$120
$100
$80
$60
$40
$20
$0
$87
$88
$95
$96
$97
$113
$120
$118
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13

TwoRiver BANCORP

Interest Rate Risk Profile

- Positioned well for rising interest rates
  - Net interest income simulation modeling indicates 3.0% improvement in year 2 based on +400bp shock
  - Currently hold $30 million, or 4.1% of balance sheet, in overnight funds at FRB
  - 44% of loan portfolio reprices within 12 months, while only 8% reprices over 5 years
  - 35% of deposits represent core checking while 95% represent core deposits[1]

[1] Core checking consists of non-interest and interest checking deposits while core deposits consist of all deposits, except CD's over $100K

Net Income to Common Shareholders



(in thousands)
$4,000
$2,000
$0
$3,039
$3,795
$1,036
Q2
$1,018
Q1
$1,145
Q2
$1,055
Q1
2010
2011[1]
(Non-GAAP)
1st Half 2012
1st Half 2013

[1] 2011 results exclude $301K of accelerated discount accretion relating to redemption of TARP stock

TwoRiver BANCORP

Return on Average Assets


0.80%
0.40%
0.00%
0.56%
0.65%
0.69%
0.65%
2010
2011
1st Half 2012
1st Half 2013

TwoRiver Bancorp

Return on Average Tangible Common Equity


7.60%
7.20%
6.80%
6.40%
6.00%
5.60%
6.26%
6.61%
7.30%
7.17%
2010
2011
1st Half 2012
1st Half 2013

Source: SNL Financial

TwoRiver BANCORP

Efficiency Ratio



72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
58.00%
2011
2012
1st Half 2012
1st Half 2013
TRCB
U.S. Banks $500M - $1B Index

Source: SNL Financial

TwoRiver BANCORP

Capital Strategy

- Two River maintains a Capital Needs Committee composed of Management and Board
- Meets on a quarterly basis (more frequently if necessary)
- Detailed modeling of scenarios that impact capital levels
  - Outside advisors to complement and test assumptions
- Focus on:
  - Maintain well-capitalized status
  - Potential needs for capital:
    - M&A
    - SBLF repayment
  - Liquidity improvements (improve retail and institutional appeal and meet needs)
  - Price support
- Conclusions – can repay SBLF under most scenarios with internally generated capital while remaining well-capitalized

TwoRiver BANCORP

Capital Strategy - Initiatives

- 5% Repurchase plan (maximum $2.2 million)
  - Shareholder focus
  - Bargain price in stock
  - Indication of strong balance sheet
  - Accretion to ratios
  - Additional capital management tool
- Cash Dividend
  - Returns
  - Attractiveness of stock
  - Modest level is NOT counter to growth story
  - Reflects size and scale
  - Attractiveness to acquisition targets
- Dividend Reinvestment Plan ("DRIP")

Capital Events and Ratios

- Received $12 million of SBLF capital in August 2011 and fully redeemed TARP funds and warrant
  - Current SBLF dividend rate at 1%
- Announced share repurchase program in 1Q'13
- Initiated quarterly cash dividend in 1Q'13 (instituted DRIP in 3Q'13)


14.00%
10.50%
7.00%
3.50%
0.00%
8.74%
10.52%
5.00%
12.25%
6.00%
13.50%
10.00%
Tangible Common Equity
Tier 1 Leverage
Tier 1 Risk Based
Total Risk Based
TRCB (at 6/30/13)
Well-Capitalized

TwoRiver BANCORP

Stock Price and Valuation

As of 8/20/13



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
36.2%
30.8%
79.0%
65.7%
96.4%
112.3%
Total Return - YTD
Total Return - 3 Years
Price to Tangible Book
TRCB
U.S. Banks $500M - $1B Index

Source: SNL Financial

TwoRiver BANCORP

Summary

- Attractive franchise in some of the more desirable markets in New Jersey
- Experienced, young and energetic management team and bankers
- Loan business continues to grow
- Corporate strategy remains focused on loan production, as evidenced by recent openings of LPOs, funded primarily by relationship driven core deposits
- Conservative underwriting culture
- Compelling stock valuation
- Continued strong profitability during challenging economic times

Reconciliation of Non-GAAP Measures

This investor presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "net income available to common shareholders excluding accelerated discount accretion" and "return on average tangible common equity." This non-GAAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of performance by investors.

($ in thousands)	2011
Net income available to common shareholders	$3,494
Effect of accelerated portion of discount accretion	301
Net income available to common shareholders excluding accelerated discount accretion	$3,795

	2010	2011	1st Half 2012	1st Half 2013
Return on average equity	4.60%	5.16%	5.32%	5.12%
Effect of average intangible assets and preferred stock	1.66%	1.45%	1.98%	2.05%
Return on average tangible common equity	6.26%	6.61%	7.30%	7.17%